Exhibit 99
Manpower Inc. (d/b/a ManpowerGroup)
Restated Operating Unit Results
(In millions)

Effective January 1, 2011, we created a new organizational structure in Europe in order to elevate our service quality throughout Europe, Middle East and Africa. Other Southern Europe and Northern Europe, previously reported in Other EMEA, are now separate reportable segments. France, Italy, and Other Southern Europe are aggregated into our Southern Europe reportable segment. All previously reported results have been restated to conform to the current year presentation. Additionally, we changed the name of our Asia Pacific reportable segment to APME; the results of this reportable segment have not been restated as only the name has changed.

	Three Months Ended March 31				Three Months Ended June 30
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2010	2009	Reported	Currency	2010	2009	Reported	Currency
	(Unaudited)				(Unaudited)
Revenues from Services:
Americas:
United States	$482.7	$426.5	13.2%	13.2%	$726.6	$422.4	72.0%	72.0%
Other Americas	294.5	219.2	34.4%	22.8%	306.1	220.7	38.6%	30.9%
	777.2	645.7	20.4%	16.4%	1,032.7	643.1	60.6%	57.9%

Southern Europe:
France	1,107.5	956.9	15.7%	9.3%	1,255.9	1,100.1	14.2%	22.6%
Italy	234.2	220.4	6.3%	0.4%	258.8	230.1	12.5%	20.6%
Other Southern Europe	158.4	122.9	28.8%	20.3%	168.5	130.2	29.5%	32.2%
	1,500.1	1,300.2	15.4%	8.9%	1,683.2	1,460.4	15.3%	23.2%

Northern Europe	1,221.2	1,135.9	7.5%	-1.7%	1,265.2	1,125.7	12.4%	16.4%
APME	497.5	425.2	17.0%	5.3%	505.7	406.2	24.5%	15.4%
Right Management	103.3	136.0	-24.0%	-27.9%	98.8	158.1	-37.5%	-37.8%
	$4,099.3	$3,643.0	12.5%	5.1%	$4,585.6	$3,793.5	20.9%	23.7%

Operating Unit Profit (Loss):
Americas:
United States	$(11.9)	$(20.5)	N/A	N/A	$14.7	$(14.3)	N/A	N/A
Other Americas	9.6	4.8	101.6%	87.6%	8.7	3.9	122.3%	110.7%
	(2.3)	(15.7)	N/A	N/A	23.4	(10.4)	N/A	N/A

Southern Europe:
France	0.2	1.0	-83.9%	-69.7%	9.9	4.2	139.8%	168.6%
Italy	6.8	1.4	384.9%	361.8%	13.5	6.8	99.4%	115.2%
Other Southern Europe	(0.9)	(3.2)	-72.6%	-72.6%	2.1	(2.6)	N/A	N/A
	6.1	(0.8)	N/A	N/A	25.5	8.4	205.6%	230.7%

Northern Europe	19.0	1.0	1849.4%	1677.2%	28.4	(3.0)	N/A	N/A
APME	12.5	12.1	3.6%	-9.3%	12.0	3.5	237.3%	215.1%
Right Management	12.5	29.1	-56.9%	-58.1%	7.8	42.3	-81.5%	-81.7%
	47.8	25.7			97.1	40.8
Corporate expenses	(24.0)	(19.0)			(22.8)	(16.5)
Intangible asset amortization expense	(4.9)	(5.3)			(11.6)	(5.3)
Reclassification of French business tax	13.7	-			16.4	-
Operating profit	32.6	1.4	N/A	N/A	79.1	19.0	314.9%	331.0%
Interest and other expenses	(12.9)	(11.9)			(11.9)	(10.8)
Earnings (loss) before income taxes	$19.7	$(10.5)			$67.2	$8.2

	Six Months Ended June 30
			% Variance
			Amount	Constant
	2010	2009	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States	$1,209.3	$848.9	42.4%	42.4%
Other Americas	600.6	439.9	36.5%	26.9%
	1,809.9	1,288.8	40.4%	37.1%

Southern Europe:
France	2,363.4	2,057.0	14.9%	16.4%
Italy	493.0	450.5	9.4%	10.7%
Other Southern Europe	326.9	253.1	29.2%	26.4%
	3,183.3	2,760.6	15.3%	16.4%

Northern Europe	2,486.4	2,261.6	9.9%	7.3%
APME	1,003.2	831.4	20.7%	10.2%
Right Management	202.1	294.1	-31.3%	-33.2%
	$8,684.9	$7,436.5	16.8%	14.6%

Operating Unit Profit (Loss):
Americas:
United States	$2.8	$(34.8)	N/A	N/A
Other Americas	18.3	8.7	110.9%	98.0%
	21.1	(26.1)	N/A	N/A

Southern Europe:
France	10.1	5.2	96.2%	122.1%
Italy	20.3	8.2	148.4%	157.5%
Other Southern Europe	1.2	(5.8)	N/A	N/A
	31.6	7.6	316.9%	342.1%

Northern Europe	47.4	(2.0)	N/A	N/A
APME	24.5	15.6	57.0%	41.9%
Right Management	20.3	71.4	-71.5%	-72.1%
	144.9	66.5
Corporate expenses	(46.8)	(35.5)
Intangible asset amortization expense	(16.5)	(10.6)
Reclassification of French business tax	30.1	-
Operating profit	111.7	20.4	447.6%	441.4%
Interest and other expenses	(24.8)	(22.7)
Earnings (loss) before income taxes	$86.9	$(2.3)

	Three Months Ended September 30				Three Months Ended December 31
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2010	2009	Reported	Currency	2010	2009	Reported	Currency
	(Unaudited)				(Unaudited)
Revenues from Services:
Americas:
United States	$797.0	$458.1	74.0%	74.0%	$777.1	$479.0	62.2%	62.2%
Other Americas	317.1	243.5	30.3%	25.8%	347.8	283.9	22.5%	19.5%
	1,114.1	701.6	58.8%	57.3%	1,124.9	762.9	47.5%	46.3%

Southern Europe:
France	1,411.6	1,314.1	7.4%	18.8%	1,433.6	1,304.4	9.9%	19.5%
Italy	257.1	231.0	11.3%	23.1%	294.1	269.3	9.2%	18.8%
Other Southern Europe	183.0	167.5	9.3%	16.0%	189.0	170.3	10.9%	15.1%
	1,851.7	1,712.6	8.1%	19.1%	1,916.7	1,744.0	9.9%	18.9%

Northern Europe	1,365.0	1,211.8	12.6%	20.1%	1,492.7	1,307.4	14.2%	19.7%
APME	555.7	427.9	29.8%	20.5%	588.3	468.7	25.5%	16.5%
Right Management	85.5	135.7	-37.0%	-36.5%	87.0	129.6	-32.9%	-32.4%
	$4,972.0	$4,189.6	18.7%	24.1%	$5,209.6	$4,412.6	18.1%	22.1%

Operating Unit Profit (Loss):
Americas:
United States	$25.9	$1.1	N/A	N/A	$14.1	$(7.7)	N/A	N/A
Other Americas	8.2	5.5	49.4%	43.2%	10.0	5.9	67.9%	63.9%
	34.1	6.6	415.1%	409.9%	24.1	(1.8)	N/A	N/A

Southern Europe:
France	25.0	10.6	135.6%	160.6%	12.0	5.0	138.0%	156.7%
Italy	11.4	8.6	30.7%	44.6%	15.8	11.1	43.2%	55.6%
Other Southern Europe	3.2	0.4	744.6%	748.6%	2.8	(0.7)	N/A	N/A
	39.6	19.6	101.3%	121.0%	30.6	15.4	98.8%	112.6%

Northern Europe	39.8	15.6	156.7%	177.0%	63.0	27.2	130.4%	141.5%
APME	13.1	4.0	234.1%	210.9%	9.6	6.9	42.0%	32.4%
Right Management	-	21.2	N/A	N/A	(16.8)	20.8	N/A	N/A
	126.6	67.0			110.5	68.5
Corporate expenses	(23.6)	(21.1)			(30.8)	(20.8)
Goodwill and intangible asset impairment charges	-	(61.0)			(428.8)	-
Intangible asset amortization expense	(11.6)	(6.4)			(11.2)	(4.9)
Reclassification of French business tax	17.5	-			17.7	-
Operating profit	108.9	(21.5)	N/A	N/A	(342.6)	42.8	N/A	N/A
Interest and other expenses	(8.4)	(29.3)			(10.0)	(12.6)
Earnings (loss) before income taxes	$100.5	$(50.8)			$(352.6)	$30.2

	Nine Months Ended September 30				Year Ended December 31
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2010	2009	Reported	Currency	2010	2009	Reported	Currency
	(Unaudited)				(Unaudited)
Revenues from Services:
Americas:
United States	$2,006.3	$1,307.0	53.5%	53.5%	$2,783.4	$1,786.0	55.8%	55.8%
Other Americas	917.7	683.4	34.3%	26.5%	1,265.5	967.3	30.8%	24.4%
	2,924.0	1,990.4	46.9%	44.2%	4,048.9	2,753.3	47.1%	44.8%

Southern Europe:
France	3,775.0	3,371.1	12.0%	17.4%	5,208.6	4,675.5	11.4%	18.0%
Italy	750.1	681.5	10.1%	14.9%	1,044.2	950.8	9.8%	16.0%
Other Southern Europe	509.9	420.6	21.2%	22.2%	698.9	590.9	18.3%	20.2%
	5,035.0	4,473.2	12.6%	17.5%	6,951.7	6,217.2	11.8%	17.9%

Northern Europe	3,851.4	3,473.4	10.9%	11.8%	5,344.1	4,780.8	11.8%	13.9%
APME	1,558.9	1,259.3	23.8%	13.7%	2,147.2	1,728.0	24.3%	14.5%
Right Management	287.6	429.8	-33.1%	-34.2%	374.6	559.4	-33.0%	-33.8%
	$13,656.9	$11,626.1	17.5%	18.0%	$18,866.5	$16,038.7	17.6%	19.2%

Operating Unit Profit (Loss):
Americas:
United States	$28.7	$(33.7)	N/A	N/A	$42.8	$(41.4)	N/A	N/A
Other Americas	26.5	14.2	87.1%	76.8%	36.5	20.1	81.4%	72.9%
	55.2	(19.5)	N/A	N/A	79.3	(21.3)	N/A	N/A

Southern Europe:
France	35.1	15.8	122.7%	148.0%	47.1	20.8	126.4%	150.1%
Italy	31.7	16.8	87.9%	99.5%	47.5	27.9	70.2%	82.1%
Other Southern Europe	4.4	(5.4)	N/A	N/A	7.2	(6.1)	N/A	N/A
	71.2	27.2	161.3%	182.6%	101.8	42.6	138.8%	157.3%

Northern Europe	87.2	13.6	543.8%	562.7%	150.2	40.8	267.9%	281.6%
APME	37.6	19.6	93.4%	76.6%	47.2	26.5	78.4%	63.6%
Right Management	20.3	92.6	-78.0%	-78.9%	3.5	113.4	-96.9%	-98.0%
	271.5	133.5			382.0	202.0
Corporate expenses	(70.4)	(56.6)			(101.2)	(77.4)
Goodwill and intangible asset impairment charges	-	(61.0)			(428.8)	(61.0)
Intangible asset amortization expense	(28.1)	(17.0)			(39.3)	(21.9)
Reclassification of French business tax	47.6	-			65.3	-
Operating profit	220.6	(1.1)	N/A	N/A	(122.0)	41.7	N/A	N/A
Interest and other expenses	(33.2)	(52.0)			(43.2)	(64.6)
Earnings (loss) before income taxes	$187.4	$(53.1)			$(165.2)	$(22.9)